PARK PHARMACY CORPORATION





                           SUPPLEMENT
                     DATED NOVEMBER 16, 2001
                               TO
                         PROXY STATEMENT
                     DATED NOVEMBER 6, 2001



INTRODUCTION

     This supplement is being provided to the stockholders of Park Pharmacy Corporation (the "Company" or "Park Pharmacy") for the purpose of supplementing the Proxy Statement dated November 6, 2001, which was furnished to our stockholders in connection with the solicitation of proxies by the Board of Directors of Park Pharmacy for use at the Annual Meeting of Stockholders of Park Pharmacy (the "Annual Meeting"). The Annual Meeting is scheduled to be held at 10:00 a.m. local time on Thursday, November 29, 2001 at the Crowne Plaza Hotel, 14315 Midway Road, Addison, Texas 75001 (for directions, please call the hotel at 972-980-8877).

     As more fully described in the Proxy Statement, at the Annual Meeting you will be asked to vote on the election of seven directors to serve until the 2002 Annual Meeting of Stockholders.

     The purpose of this supplement is to update certain information in the Proxy Statement to reflect recent developments with respect to our management and board of directors.

ELECTION OF DIRECTORS/APPOINTMENT OF PRESIDENT AND CHIEF
OPERATING OFFICER

     Effective November 12, 2001, one of our directors, Thomas R. Baker, resigned as a director and officer, and on November 15, 2001, the Board of Directors appointed Craig Mackey to fill the vacancy created by Mr. Baker's resignation. Accordingly, at the upcoming Annual Meeting, Mr. Baker will no longer be a nominee for director, and Mr. Mackey will be substituted as nominee for director. The Board of Directors recommends a vote FOR all nominees, including Mr. Mackey, as set forth in the enclosed proxy card.

     In addition, on November 15, 2001, the Board appointed Mr.
Mackey as President of the Company to fill the vacancy created by

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Mr. Baker's resignation.  Mr. Mackey was also appointed
Chief Operating Officer.

     Set forth below is the pertinent information with respect to Mr. Mackey, including his principal occupations or employment for at least the past five years.

     Craig Mackey - Age 49, has served as Director of our Company since November 15, 2001. From 1992 until January 2001, Mr. Mackey served as Chief Financial Officer, Secretary, Treasurer, and member of the Board of Directors of Williamson-Dickie Manufacturing Company, an apparel manufacturing company with domestic and international operations, headquartered in Fort Worth, Texas. From 1989 until 1992 he served as Director of Finance for a division of PepsiCo.

STOCK OWNERSHIP

     Mr. Mackey is not a beneficial owner of our Common Stock or Series A Preferred Stock.

EXECUTIVE COMPENSATION

     It is anticipated that the Company will enter into an employment agreement with Mr. Mackey to provide for: (i) a term of one year, with successive one-year renewal terms subject to customary notice provisions; (ii) a base annual salary of $175,000, (iii) eligibility for a discretionary bonus of up to 50% of base salary; (iv) eligibility for stock options commensurate with Mr. Mackey's position; and (v) other routine employment benefits offered to senior executives of the Company.

VOTING PROCEDURES

     Enclosed with this supplement you will find a replacement proxy card solicited by the Board of Directors. If you have not already voted, or if you have voted and would like to change your vote, please complete, sign, date, and promptly return the enclosed proxy card in the enclosed self-addressed, postage prepaid envelope. If we receive the enclosed proxy card, duly executed and dated, prior to the Annual Meeting, any proxy that you previously granted will be, without further action, revoked. Any proxy previously granted to us may also be revoked by delivering written notice of revocation to the Secretary of Park Pharmacy, prior to the time voting is declared closed or by attending the Annual Meeting and voting in person.

     If you require an additional copy of the Proxy Statement, please contact John Sommerhalder at (972) 860-0201. Please address all written requests to Park Pharmacy Corporation, 10711
Preston Road, Suite 250, Dallas, Texas 75230, Attention:
Investor Relations.

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                              For the Board of Directors


                              Gwendolyn Park,
                              Corporate Secretary

Dallas, Texas
November 16, 2001



     It is important to us that you return your replacement proxy promptly. If you do not expect to attend the annual meeting and wish your stock to be voted, then you should date, sign and return the accompanying replacement proxy in the enclosed self-2addressed envelope. No postage is required if mailed in the United States.

                              REVISED PROXY
                       PARK PHARMACY CORPORATION
                      ANNUAL MEETING OF SHAREHOLDERS
                           November 29, 2001
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
           DIRECTORS

   The undersigned hereby constitutes and appoints Joe B. Park and Craig Mackey, or either of them, as the true and lawful attorneys and proxies of the undersigned, with full power of substitution, to represent the undersigned and to vote all of the shares of Common Stock of Park Pharmacy Corporation (the "Company"), that the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held on November 29, 2001 and at any adjournments thereof.

1.Election of           FOR All                WITHHOLD
  Directors             nominees               AUTHORITY to
                        named below            vote for all
                        (except as             nominees
                        marked to the          named below
                        contrary)

 Joe B. Park, Jim Moncrief, Gwendolyn Park, Richard M. Allen,
William D. Breedlove, Jon J. Gergen,  and Craig Mackey

  (INSTRUCTION: To withhold authority to vote for any individual nominee, write the nominee's name on the line below.)

           --------------------------------------------

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   In their discretion, to vote upon such other business as
may properly come before the meeting or any adjournments thereof.

            (Continued and to be signed on Reverse Side)




                          (Continued from Other Side)

   THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFIC
DIRECTIONS ARE GIVEN, THIS PROXY WILL BE VOTED "FOR" THE
ELECTION OF DIRECTORS AND IN THE DISCRETION OF THE PROXY
HOLDERS ON ALL OTHER MATTERS THAT MAY PROPERLY COME BEFORE
THE MEETING.

   [INSERT MAILING                     Dated:
    LABEL]                                    -----------------

                                       ------------------------
                                       Signature of Shareholder

                                       ------------------------
                                       Signature (if jointly
                                       owned)

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
                                       Please sign exactly
                                       as the name appears on
                                       the certificate or
                                       certificates
                                       representing shares
                                       to be voted by this
                                       proxy.
                                       When signing as
                                       executor,
                                       administrator,
                                       attorney, trustee or
                                       guardian, please give
                                       full title as such.
                                       If a corporation, please
                                       sign in full corporate
                                       name by president or other
                                       authorized person. If
                                       a partnership, please
                                       sign in partnership name
                                       by authorized person.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING
THE ENCLOSED ENVELOPE.

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